Long-Term Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
LONG-TERM DEBT
7.	LONG-TERM DEBT

Senior Credit Facility

We maintain a revolving credit facility evidenced by a credit agreement, dated March 27, 2013 and most recently amended on March 13, 2016 (the “Senior Credit Facility”). As of March 31, 2016, the borrowing base under the Senior Credit Facility was $200.0 million; however, the Senior Credit Facility may be increased to up to $500.0 million upon re-determinations of the borrowing base, consent of the lenders and other conditions prescribed by the agreement. Within the Senior Credit Facility, a subfacility exists for up to $60.0 million of letters of credit. Effective April 1, 2016, our borrowing base was further reduced to $190.0 million in connection with our senior note exchange described below. As of March 31, 2016, loans made under the Senior Credit Facility were set to mature on September 12, 2019. Our borrowing base is re-determined at least twice per year with the next re-determination scheduled to occur on or about July 1, 2016. In certain circumstances, we may be required to prepay the loans. Management does not believe that a prepayment will be required within the next twelve months. As of March 31, 2016, we had $158.0 million outstanding, approximately $41.0 million in outstanding undrawn letters of credit and approximately $1.0 million available to borrow. There were $111.5 million borrowings outstanding as of December 31, 2015. Our Senior Credit Facility restricts the amount of cash and cash equivalents that we can hold on our Consolidated Balance Sheet to a maximum of $15.0 million, with any excess to be used to pay down the outstanding Senior Credit Facility balance, however we retain the right to draw on the Senior Credit Facility so long as there are amounts available under our borrowing base.

The Senior Credit Facility requires we meet, on a quarterly basis, financial requirements of a minimum consolidated current ratio and maximum net senior secured debt to EBITDAX. EBITDAX is a non-GAAP financial measure used by our management team and by other users of our financial statements, such as our commercial bank lenders, which adds to or subtracts from net income the following expenses or income for a given period to the extent deducted from or added to net income in such period: interest, income taxes, depreciation, depletion, amortization, unrealized gains and losses from derivatives, exploration expense and other similar non-cash activity. The Senior Credit Facility requires that as of the last day of any fiscal quarter, our ratio of consolidated current assets, which includes the unused portion of our borrowing base, as of such day to consolidated current liabilities as of such day, known as our current ratio, must not be less than 1.0 to 1.0. Our current ratio as of March 31, 2016 was approximately 0.6 to 1.0. Due to our expectation that we would not be in compliance with the current ratio we previously received a waiver of this requirement from the lenders for the period ended March 31, 2016. We expect to be in compliance with the current ratio covenant at June 30, 2016 and beyond. Additionally, as of the last day of any fiscal quarter, our ratio of net senior secured debt to EBITDAX for the trailing twelve months must not exceed 2.75 to 1.0. Our maximum net senior secured debt to EBITDAX ratio was lowered to 2.75 to 1.0 from 3.0 to 1.0 in connection with our senior note exchange described below. Our ratio of net senior secured debt to EBITDAX as of March 31, 2016 was approximately 2.1 to 1.0.

In order to improve our liquidity positions to meet the financial requirements under our revolving credit facility and to meet other outstanding obligations, we are currently pursuing or considering a number of actions, which in certain cases may involve current investors, affiliates of the Company, or other financing or strategic counterparties, including (i) debt-for-equity or debt-for debt exchanges, (ii) joint venture opportunities, (iii) minimizing our capital expenditures, (iv) improving our cash flows from operations, (v) effectively managing our working capital, (vi) adding hedging positions, (vii) and in- and out-of-court restructuring transactions. There can be no assurance that sufficient liquidity can be raised from one or more of these transactions or that these transactions can be consummated within the period needed to meet our obligations.

Senior Notes

On March 31, 2016, we completed an exchange offer and consent solicitation related to our 8.875% Senior Notes due 2020 (the “2020 Notes”) and 6.25% Senior Notes due 2022 (the “2022 Notes” and, together with the 2020 Notes, the “Existing Notes”). We offered to exchange (the “Exchange”) any and all of the Existing Notes held by eligible holders for up to (i) $675.0 million aggregate principal amount of our new Senior Secured Second Lien Notes (the “New Notes”) and (ii) 10.1 million shares of our common stock (the “Shares”). We accounted for these transactions as troubled debt restructurings. As a result of the troubled debt exchanges, the future undiscounted cash flows of the New Notes are greater than the net carrying value of the Existing Notes. As such, no gain has been recognized and a new effective interest rate has been established.

In exchange for $324.0 million in aggregate principal amount of the 2022 Notes, representing approximately 92.6% of the outstanding aggregate principal amount of the 2020 Notes, and $309.1 million in aggregate principal amount of the 2022 Notes, representing approximately 95.1% of the outstanding aggregate principal amount of the 2022 Notes, we issued (i) $633.7 million aggregate principal amount of New Notes and (ii) issued 8.4 million Shares, which had a fair value of $6.5 million upon issuance. An additional $0.5 million aggregate principal amount of New Notes were issued to holders who were ineligible to accept the Shares. In addition, upon closing, we paid in cash accrued and unpaid interest on the Existing Notes accepted in the Exchange from the applicable last interest payment date totaling approximately $12.8 million. The remaining Existing Notes will continue to accrue interest at their historical rates. The New Notes will bear interest at a rate of 1.0% per annum for the first three semi-annual interest payments after issuance and 8.0% per annum payable in cash thereafter. Interest payments are due on April 1 and October 1 of each year, beginning on October 1, 2016 and ending on October 1, 2020. In connection with the Exchange, we incurred approximately $8.5 million in third-party debt issuance costs. These costs were recorded as Debt Exchange Expense in our Statement of Operations for the three-month period ended March 31, 2016.

We may redeem, at specified redemption prices, some or all of the New Notes at any time on or after April 1, 2018. We may also redeem up to 35% of the New Notes using the proceeds of certain equity offerings completed before April 1, 2018. If we sell certain of our assets or experience specific kinds of changes in control, we may be required to offer to purchase the New Notes from the holders.

Our Existing Notes and New Notes (collectively, the “Senior Notes”) are recorded as Senior Notes, Net of Issuance Costs on our Consolidated Balance Sheets.

The Senior Notes contain affirmative and negative covenants that are customary for instruments of this nature, including restrictions or limitations on our ability to incur additional debt, pay dividends, purchase or redeem stock or subordinated indebtedness, make investments, create liens, sell assets, merge with or into other companies or transfer substantially all of our assets, unless those actions satisfy the terms and conditions of the Senior Notes or are otherwise excepted or permitted. Certain of the limitations in the Indentures, including our ability to incur debt, pay dividends or make other restricted payments, become more restrictive in the event our ratio of consolidated cash flow to fixed charges for the most recent trailing four quarters (the “Fixed Charge Coverage Ratio”) is less than 2.25:1. As of March 31, 2016, our Fixed Charge Coverage Ratio was 1.00. We expect our Fixed Charge Coverage Ratio to improve in 2016 based on our projections of decreased interest expense related to the New Notes. As of March 31, 2016, we were limited to incurring an additional $68.9 million in debt due to our Fixed Charge Coverage Ratio. The Indentures also contain customary events of default. In certain circumstances, the Trustee or the holders of the Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.

As of March 31, 2016 and December 31, 2015, we had recorded on our Consolidated Balance Sheets approximately $2.2 million and $2.3 million, respectively, of a net premium related to the Senior Notes. The amortization of our net premium during the three months ended March 31, 2016, which follows the effective interest method, was approximately $0.1 million and was recorded as a credit to Interest Expense on our Consolidated Statement of Operations. Interest is payable semi-annually on our Existing Notes. Interest on the 2020 Notes is paid at a rate of 8.875% per annum on June 1 and December 1 of each year while interest on the 2022 Notes is paid at a rate of 6.25% per annum on February 1 and August 1 of each year.

In addition to the Senior Credit Facility and the Senior Notes, we may, from time to time in the normal course of business finance assets such as vehicles, office equipment and leasehold improvements through debt financing at favorable terms. Long-term debt and other obligations consisted of the following at March 31, 2016 and December 31, 2015:

($ in Thousands)	March 31, 2016 (Unaudited)	December 31, 2015
Senior Notes, Net of Issuance Costs (a)	$657,511	$663,089
Premium on Senior Notes, Net	2,245	2,344
Senior Line of Credit, Net of Issuance Costs (b)(c)	152,794	109,396
Capital Leases and Other Obligations(c)	434	618

Total Debt	812,984	775,447
Less Current Portion of Long-Term Debt	(9,934)	(590)

Total Long-Term Debt	$803,050	$774,857

(a)	Includes unamortized debt issuance costs of approximately $11.1 million and $11.9 million as of March 31, 2016 and December 31, 2015, respectively.
(b)	Includes unamortized debt issuance costs of approximately $5.2 million and $2.1 million as of March 31, 2016 and December 31, 2015, respectively.
(c)	The Senior Credit Facility requires us to make monthly payments of interest on the outstanding balance of loans made under the agreement. The weighted average interest rate on borrowings under our Senior Credit Facility for the three months ended March 31, 2016 and the year ended December 31, 2015, was approximately 3.2 % and 1.7%, respectively. The average interest rate on our capital leases and other obligations for the three months ended March 31, 2016 and the year ended December 31, 2015, was approximately 4.5% and 5.5%, respectively.

The following is the principal maturity schedule for debt outstanding as of March 31, 2016:

2016	$9,906
2017	28
2018	—
2019	148,500
2020	652,658
Thereafter	15,865

Total(a)	$826,957

(a)	Excludes $2.2 million net premium on Senior Notes and $16.2 million in debt issuance costs

9.	LONG-TERM DEBT

Senior Credit Facility

We maintain a revolving credit facility evidenced by the Credit Agreement, dated March 27, 2013, with Royal Bank of Canada, as Administrative Agent and lenders from time to time parties thereto (as amended from time to time, the “Senior Credit Facility”). Borrowings under the Senior Credit Facility are limited by a borrowing base that is determined in regard to our oil and gas properties. The borrowing base under the Senior Credit Facility as of December 31, 2015 was $350.0 million; however, the revolving credit facility may be increased to up to $500.0 million upon re-determinations of the borrowing base, consent of the lenders and other conditions prescribed in the agreement. Within the Senior Credit Facility, a letter of credit subfacility exists of up to $60.0 million of letters of credit. As of December 31, 2015, we had $41.0 million in undrawn letters of credit outstanding. In conjunction with our offer to exchange senior unsecured notes, on February 3, 2016, our Senior Credit Facility was amended to lower our borrowing base to $200.0 million. Effective April 1, 2016, our borrowing base will be further reduced to $190.0 million. For additional information on our most recent Senior Credit Facility amendments, see Note 26, Subsequent Events, to our Consolidated Financial Statements. The Senior Credit Facility provides that the borrowing base will be re-determined semi-annually by the lenders, in good faith, based on, among other things, reports regarding our oil and gas reserves attributable to our oil and gas properties, together with a projection of related production and future net income, taxes, operating expenses and capital expenditures. We may, or the Administrative Agent at the direction of a majority of the lenders may, each elect once per calendar year to cause the borrowing base to be re-determined between the scheduled re-determinations. In addition, we may request interim borrowing base re-determinations upon our proposed acquisition of proved developed producing oil and gas reserves with a purchase price for such reserves greater than 10% of the then borrowing base. Our next scheduled redetermination will occur on or about July 1, 2016. As of December 31, 2015, loans made under the Senior Credit Facility were set to mature on September 12, 2019. In certain circumstances, we may be required to prepay the loans. Management does not believe that a prepayment will be required within the next twelve months. As of December 31, 2015, we had $111.5 million outstanding and as of December 31, 2014 we had no borrowings outstanding on the Senior Credit Facility.

Subsequent to our February 3, 2016 amendment, and at our election, borrowings under the Senior Credit Facility bear interest at a rate per annum equal to the “Adjusted LIBO Rate” or the “Alternate Base Rate,” plus, in each case, an applicable per annum margin. The “Adjusted LIBO Rate” is equal to the product of (i) the rate per annum as determined by the administrative agent by reference to the rate set by ICE Benchmark Administration for deposits in dollars for a period equal to the applicable interest period (the “LIBO Rate”), multiplied by (ii) the statutory reserve rate. The Alternate Base Rate is equal to the greatest of (a) Royal Bank of Canada’s prime rate in effect at its principal office in Toronto, Canada, (b) the weighted average of the rates on overnight Federal funds transactions published on the next succeeding business day by the Federal Reserve Bank of New York (the “Federal Funds Effective Rate”), plus 0.5%, and (c) the Adjusted LIBO Rate for a one month interest period plus 1.0%. The applicable per annum margin, in the case of loans bearing interest at the Adjusted LIBO Rate, ranges from 225 to 325 basis points, and in the case of loans bearing interest at the Alternate Base Rate, ranges from 125 to 225 basis points, in each case, determined based upon our borrowing base utilization at such date of determination. Upon the occurrence and continuance of an event of default, all outstanding loans shall bear interest at a per annum rate equal to 200 basis points plus the then effective rate of interest. Interest is payable on the last day of each applicable interest period.

Under the Senior Credit Facility, we may enter into commodity swap agreements with counterparties approved by the lenders, provided that the notional volumes for such agreements, when aggregated with other commodity swap agreements then in effect (other than basis differential swaps on volumes already hedged pursuant to other swap agreements), do not exceed, as of the date the swap agreement is executed, 85% of the reasonably anticipated projected production from our proved developed producing reserves for the 36 months following the date such agreement is entered into, and 75% thereafter, for each of crude oil and natural gas, calculated separately. As of December 31, 2015, we were in compliance with these swap agreement restrictions. We may also enter into interest rate swap agreements with counterparties approved by the lenders that convert interest rates from floating to fixed provided that the notional amounts of those agreements, when aggregated with all other similar interest rate swap agreements then in effect, do not exceed the greater of $20 million or 75% of the then outstanding principal amount of our debt for borrowed money which bears interest at a floating rate.

The Senior Credit Facility contains covenants that restrict our ability to, among other things, materially change our business; approve and distribute dividends; enter into transactions with affiliates; create or acquire additional subsidiaries; incur indebtedness; sell assets; make loans to others; make investments; enter into mergers; incur liens; and enter into agreements regarding swap and other derivative transactions (for further information, see Note 2, Summary of Significant Accounting Policies, Note 6, Concentrations of Credit Risk, and Note 10, Fair Value of Financial Instruments and Derivative Instruments, to our Consolidated Financial Statements). Borrowings under the Senior Credit Facility have been used to finance our working capital needs and for general corporate purposes in the ordinary course of business, including the exploration, acquisition and development of oil and gas properties. Obligations under the Senior Credit Facility are secured by mortgages on the oil and gas properties of our subsidiaries located in the states of Pennsylvania, Ohio, Illinois and Indiana. As a result of the March 14, 2016 amendment to our Senior Credit Facility, we are required to maintain liens on 95% of the total value of all our oil and gas properties, with certain properties within our Moraine East operated area and our Warrior North operated area requiring liens on 100% of such properties.

The Senior Credit Facility requires we meet, on a quarterly basis, financial requirements of a minimum consolidated current ratio and a maximum net senior secured debt to EBITDAX ratio. EBITDAX is a non-GAAP financial measure used by our management team and by other users of our financial statements, such as our commercial bank lenders, which adds to or subtracts from net income the following expenses or income for a given period to the extent deducted from or added to net income in such period: interest, income taxes, depreciation, depletion, amortization, unrealized gains and losses from derivatives, exploration expense and other similar non-cash activity. The Senior Credit Facility requires that as of the last day of any fiscal quarter, our ratio of consolidated current assets, which includes the unused portion of our borrowing base, as of such day to consolidated current liabilities as of such day, known as our current ratio, must not be less than 1.0 to 1.0. Our current ratio as of December 31, 2015 was approximately 2.3 to 1.0. We do not anticipate being in compliance with our current ratio requirement at March 31, 2016; however, we have received a waiver of this covenant for the period ending March 31, 2016 from the lenders under our revolving credit facility. Subsequent to March 31, 2016, we expect proceeds from our joint venture operations will bring us back in compliance with the current ratio requirement of 1.0 to 1.0. Additionally, as of the last day of any fiscal quarter, our ratio of net senior secured debt to EBITDAX for the trailing twelve months must not exceed 3.0 to 1.0. Our ratio of total debt to EBITDAX as of December 31, 2015 was approximately 1.7 to 1.0. As a result of the March 14, 2016 amendment, in the event that at least 80% of our Senior Notes exchange such notes for new second lien notes, our required net senior secured debt to EBITDAX ratio will decrease to 2.75 to 1.0. See Note 26, Subsequent Events, to our Consolidated Financial Statements for additional information on our Senior Credit Facility amendments and the proposed exchange offer.

2020 Senior Notes and 2022 Senior Notes

On December 12, 2012, we issued a $250.0 million aggregate principal amount of 8.875% senior notes in a private offering at an issue price of 99.3% due to mature on December 1, 2020 (the “2020 Senior Notes”). The net proceeds of the 2020 Senior Notes, after discounts and expenses, were approximately $242.2 million. Debt issuance costs of $6.4 million were recorded as Deferred Financing Costs and Other Assets – Net on our Consolidated Balance Sheet and are being amortized over the term of the 2020 Senior Notes as Interest Expense on our Consolidated Statements of Operations using the effective interest method. Interest is payable semi-annually at a rate of 8.875% per annum on June 1 and December 1 of each year, with the first interest payment made on June 1, 2013.

On April 26, 2013, we issued an additional $100.0 million in aggregate principal amount of the 2020 Senior Notes in a private offering at an issue price to the initial purchasers of 105% of par plus accrued interest from December 12, 2012. Net proceeds after discounts and offering expenses were approximately $102.8 million plus accrued interest of approximately $3.3 million. Debt issuance costs of $2.3 million were recorded as Deferred Financing Costs and Other Assets – Net on our Consolidated Balance Sheet and are being amortized over the term of the 2020 Senior Notes as Interest Expense on our Consolidated Statements of Operations using the effective interest method.

We may redeem, at specified redemption prices, some or all of the 2020 Senior Notes at any time on or after December 1, 2016. If we sell certain of our assets or experience specific kinds of changes in control, we may be required to offer to purchase the 2020 Senior Notes from the holders.

On July 17, 2014, we issued a $325.0 million aggregate principal amount of 6.25% senior notes (the “2022 Senior Notes”) in a private offering at an issue price of 100.0% due to mature on August 1, 2022. The net proceeds of the 2022 Senior Notes, after discounts and expenses, were approximately $318.8 million. Debt issuance costs of $6.3 million were recorded as Deferred Financing Costs and Other Assets – Net on our Consolidated Balance Sheet and are being amortized over the term of the notes as Interest Expense on our Consolidated Statements of Operations. Interest is payable semi-annually at a rate of 6.25% per annum on February 1 and August 1 of each year, with the first interest payment made on February 1, 2015.

We may redeem, at specified redemption prices, some or all of the 2022 Senior Notes at any time on or after August 1, 2017. We may also redeem up to 35% of the notes using the proceeds of certain equity offerings completed before August 1, 2017. If we sell certain of our assets or experience specific kinds of changes of control, we may be required to offer to purchase the 2022 Senior Notes from the holders.

The Senior Notes due 2020 and the Senior Notes due 2022 (collectively, the “Senior Notes”) are fully and unconditionally guaranteed on a senior unsecured basis by certain of our existing and future domestic subsidiaries. In addition, there are no significant restrictions on our ability, or the ability of any subsidiary guarantor, to receive funds from our subsidiaries through dividends, loans, advances or otherwise. For additional information on our guarantor and non-guarantor subsidiaries, see Note 25, Condensed Consolidating Financial Information, to our Consolidated Financial Statements.

As of December 31, 2015 and 2014, we had recorded on our Consolidated Balance Sheets approximately $677.3 million and $677.7 million of Senior Notes, which is inclusive of a net premium of $2.3 million and $2.7 million, respectively. The amortization of our net premium in 2015 and 2014, which follows the effective interest method, was approximately $0.4 million in each year and was recorded as a credit to Interest Expense on our Consolidated Statement of Operations.

Our Senior Notes are governed by indentures with substantially similar terms and provisions (the “Indentures”). The Indentures contain affirmative and negative covenants that are customary for instruments of this nature, including restrictions or limitations on the ability to incur additional debt, pay dividends, purchase or redeem stock or subordinated indebtedness, make investments, create liens, sell assets, merge with or into other companies or sell substantially all of its assets, unless those actions satisfy the terms and conditions of the Indentures or are otherwise excepted or permitted. Certain of the limitations in the Indentures, including the ability to incur debt, pay dividends or make other restricted payments, become more restrictive in the event our ratio of consolidated cash flow to fixed charges for the most recent trailing four quarters (the “Fixed Charge Coverage Ratio”) is less than 2.25:1. As of December 31, 2015, the Company’s Fixed Charge Coverage Ratio was 1.3. We expect our Fixed Charge Coverage Ratio to be less than 2.25:1 for the remainder of 2016. As a result, we anticipate that our ability to incur debt, pay dividends or make certain other restricted payments will be subject to the more restrictive provisions of the Indentures for those periods. As of December 31, 2015, we were limited to incurring an additional $213.6 million in additional debt due to our Fixed Charge Coverage Ratio. The Indentures also contain customary events of default, including cross-default features with any other indebtedness. In certain circumstances, the trustee or the holders of the Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.

On February 3, 2016, we announced the commencement of an exchange offer related to our Senior Notes. For additional information on the exchange offer, see Note 26, Subsequent Events, to our Consolidated Financial Statements.

In addition to the Senior Credit Facility and the Senior Notes, we may, from time to time in the normal course of business finance assets such as vehicles, office equipment and leasehold improvements through debt financing at favorable terms. Long-term debt and other obligations consisted of the following at December 31, 2015 and December 31, 2014:

($ in Thousands)	December 31, 2015	December 31, 2014
8.875% Senior Notes Due 2020	$350,000	$350,000
6.25% Senior Notes Due 2022	325,000	325,000
Premium on Senior Notes, Net	2,344	2,725
Senior Line of Credit(a)	111,500	—
Capital Leases and Other Obligations(a)	618	1,427

Total Debt	789,462	679,152
Less Current Portion of Long-Term Debt	(590)	(1,176)

Total Long-Term Debt	$788,872	$677,976

(a)	The weighted average interest rate on borrowings under our Senior Credit Facility for the years ended December 31, 2015, 2014 and 2013 was approximately 1.7%, 2.2 % and 1.9%, respectively. The weighted average interest rate on our Capital Leases and Other Obligations as of December 31, 2015, 2014 and 2013 was approximately 5.5%, 4.0% and 5.3%, respectively.

The following is the principal maturity schedule for total debt outstanding as of December 31, 2015:

($ in thousands)	Year Ended December 31,
2016	$590
2017	28
2018	—
2019	111,500
2020	350,000
Thereafter	325,000

Total[1]	$787,118

1	Does not include $2.3 million net premium on Senior Notes.